EXHIBIT 10.3

AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AND
SECURITY AGREEMENT

          THIS AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of November 10, 2006, by and among:

          (1)     QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (the Borrower”),

          (2)     QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation as initial servicer (together with the Borrower, the “Loan Parties”),

          (3)     VARIABLE FUNDING CAPITAL COMPANY LLC, a Delaware limited liability company as assignee of Blue Ridge Asset Funding Corporation (“VFCC”), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as a Liquidity Bank to VFCC (together with VFCC, the VFCC Group”),

          (4)     ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company formerly known as Atlantic Asset Securitization Corp. (together with its successors, “Atlantic” and together with VFCC, the “Conduits”), and CALYON NEW YORK BRANCH, in its capacity as a Liquidity Bank to Atlantic (together with Atlantic, the “Atlantic Group”),

          (5)     WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as agent for the VFCC Group, and CALYON NEW YORK BRANCH, in its capacity as agent for the Atlantic Group (in such latter capacity, together with its successors in such latter capacity, the “Atlantic Agent” or a “Co-Agent”), and

          (6)     WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the VFCC Group, the Atlantic Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”), with respect to that certain Third Amended and Restated Credit and Security Agreement dated as of April 20, 2004, by and among the parties hereto (as heretofore amended, the “Existing Agreement” which, as amended hereby, is hereinafter referred to as the “Agreement”).

                    Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

W I T N E S S E T H :

                    WHEREAS, the parties hereto have agreed to add LabOne, Inc., ExamOne World Wide, Inc., Central Plains Laboratories, LLC, LabOne of Ohio, Inc., and Systematic Business Services, Inc. as Originators; and

                    WHEREAS, the parties hereto desire to amend the Existing Agreement as hereinafter set forth;

                    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

                    1.     Amendments to Existing Agreement. Subject to the terms and conditions hereinafter set forth, the parties hereby agree to amend the Existing Agreement as follows:

                    1.1   The definition of “Eligible Receivable,” is hereby amended to include the following provision after paragraph (p):

Notwithstanding the foregoing, in no event will a LabOne Receivable be an Eligible Receivable (i) on or before November 30, 2006, to the extent the aggregate Outstanding Balance of the LabOne Receivables that are Eligible Receivables exceeds $30,000,000; or (ii) after November 30, 2006, if there is not a fully executed Collection Account Agreement in place with respect to each Lockbox and Collection Account into which the proceeds of any LabOne Receivable are deposited; or (iii) on or after December 8, 2006, if the Loan Parties have not provided an updated Schedule 6.1(o) to the Administrative Agent.

                    1.2    The following definitions are hereby added to Exhibit A in their appropriate alphabetical order:

                   “Clinical Laboratory Services” means clinical laboratory, anatomic pathology or other diagnostics testing services (including, without limitation, routine and esoteric clinical laboratory services (including genetics testing), clinical laboratory services involved with clinical trials, point-of-care testing, clinical laboratory services involving corporate healthcare and services involved with managing hospital laboratories), health screening and risk assessment services, and information services involving the provision of data or information programs, services or products which substantially consists of laboratory or other medical data.

                    “LabOne Receivable,” means a Receivable that arises out of a sale of goods or services by any of LabOne, Inc., ExamOne World Wide, Inc., Central Plains Laboratories, LLC, LabOne of Ohio, Inc., and Systematic Business Services, Inc.

                    1.3      Section 6.1(o)(i) is hereby amended and restated in its entirety to read as follows:

One of the Loan Parties or the applicable Originator has instructed all Obligors of all Receivables to pay all Collections thereon either (A) by mail addressed to a Lockbox or (B) by wire transfer or other electronic funds transfer directly to a Collection Account in the name of the applicable Originator, as sub-servicer, or in the name of the Borrower. Items received in the Lockboxes are deposited for collection each Business Day into a Collection Account in the name of the applicable Originator or the Borrower, and all collected and available funds from time to time in each Collection Account in the name of any Originator are swept each day to a Collection Account in the name of the Borrower. Each of the agreements establishing and governing the maintenance of the Lockboxes and Collection Accounts is in full force and effect, and each of the Lockboxes and Collection Accounts is subject to a Collection Account Agreement that is in full force and effect; provided, however, that, prior to December 1, 2006, or such later date as the Administrative Agent may specify in writing, failure to have a Collection Account Agreement in place with respect to Lockboxes and Collection Accounts containing solely the proceeds of LabOne Receivables shall not constitute a breach of this Section 6.1(o)(i) .

1.4 Section 7.1(i)(i) is hereby amended and restated in its entirety to read as follows:

In accordance with Section 6.1(o)(i), each of the Loan Parties will instruct all Obligors to make all payments on Receivables directly to a Lockbox or Collection Account in the name of the applicable Originator (as sub-servicer for the Borrower and the Secured Parties), the Borrower or the Administrative Agent or its designee, which is subject to a Collection Account Agreement and, if such Collection Account is in the name of an Originator, it is swept on a daily basis into a Collection Account in the name of the Borrower (or the Administrative Agent or its designee) which is subject to a Collection Account Agreement. The Borrower will cause each of the Collection Accounts that is currently in the name of an Originator to be transferred to it and into its own name within a reasonable period of time after the initial Advance hereunder; provided, however, that, prior to December 1, 2006, or such later date as the Administrative Agent may specify in writing, failure to have a Collection Account Agreement in place with respect to Lockboxes and Collection Accounts containing solely the proceeds of LabOne Receivables shall not constitute a breach of this Section 7.1(i)(i) .

1.5 Exhibit 3.1(A) is hereby amended and restated in its entirety as set forth in Annex A hereto.

2. Representations.

                    2.1.    Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

                    2.2.    Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 6.1 of the

Agreement is true and correct as of the date hereof and that no Event of Default or Unmatured Default exists as of the date hereof and is continuing.

                    3.        Conditions Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent of a counterpart hereof duly executed by each of the parties hereto.

                    4.        Miscellaneous.

                    4.1.     Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

                    4.2.     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                    4.3.     EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

                    4.3.1.   IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

                    4.3.2.  TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

                    4.4.     This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

                    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

QUEST DIAGNOSTICS RECEIVABLES INC.

By:	/s/ Joseph P. Manory
Name: Joseph P. Manory
Title: Vice President and Treasurer

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Joseph P. Manory
Name: Joseph P. Manory
Title: Vice President and Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION,
INDIVIDUALLY, AS ADMINISTRATIVE AGENT AND AS VFCC AGENT

By:	/s/ Elizabeth R. Wagner
Name: Elizabeth R. Wagner
Title: Managing Director

VARIABLE FUNDING CAPITAL COMPANY LLC

BY: WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By:	/s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title: Vice President

ATLANTIC ASSET SECURITIZATION LLC

By: CALYON NEW YORK BRANCH
AS ATTORNEY-IN-FACT

By:	/s/ Anthony Brown
Name: Anthony Brown
Title: Vice President

By:	/s/ Tina Kourmpetis
Name: Tina Kourmpetis
Title: Managing Director

CALYON NEW YORK BRANCH, INDIVIDUALLY AND AS ATLANTIC
AGENT

By:	/s/ Anthony Brown
Name: Anthony Brown
Title: Vice President

By:	/s/ Tina Kourmpetis
Name: Tina Kourmpetis
Title: Managing Director